Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Coda Octopus Group, Inc. (the "Company") on Form 10-Q for the quarter ended July 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Geoff Turner, President and Chief Executive Officer, and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) This report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Geoff Turner
Geoff Turner
President, Chief Executive Officer and Chief Financial Officer

Date: October 15, 2009